Fees Summary	Nov. 26, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,791.67
Total Transaction Valuation	20,214,844.56
Total Offset Amount	0.00
Net Fee	$ 2,791.67